EXHIBIT 10.2

THIS INSTRUMENT PREPARED BY:

Maurice L. Shevin

Sirote & Permutt, P.C.

2311 Highland Avenue South - 35205

P.O. Box 55727

Birmingham, Alabama 35255-5727

(205) 930-5149

STATE OF ALABAMA

COUNTY OF BALDWIN

MORTGAGE AND SECURITY AGREEMENT
(ALABAMA)

This MORTGAGE AND SECURITY AGREEMENT made as of the 30th day of November, 2016 between ARK GULF SHORES REAL ESTATE, LLC, a Delaware limited liability company (“Gulf Shores Mortgagor”) and ARK CAUSEWAY REAL ESTATE, LLC, a Delaware limited liability company (“Spanish Fort Mortgagor”) (hereinafter collectively called the “Mortgagor”, whether one or more), as mortgagor, and BANK HAPOALIM B.M., a New York banking corporation (hereinafter the said mortgagee and any subsequent holder of the Mortgage are referred to as the “Lender” or “Mortgagee”, whether one or more), as mortgagee.

W I T N E S S E T H:

WHEREAS, Ark Restaurants Corp., a New York corporation, (“Borrower”) is justly indebted to Lender under a line of credit providing for loans in an aggregate maximum principal amount of up to Ten Million and no/100 Dollars ($10,000,000.00) at any one time outstanding (said loans being collectively the “Loan”), as evidenced by a Revolving Promissory Note in the face principal amount of $10,000,000.00, dated on or about October 21, 2015, and payable to Lender with interest thereon as provided therein, (together with any and all renewals, extensions, replacements, substitutions thereof or therefor, collectively, the “Note”); and

WHEREAS, the parties desire to secure the principal amount of the Note with interest (and all renewals, amendments, extensions, modifications and consolidations thereof, and all refinancing of any part of the Note), and to secure any and all indebtedness of Mortgagor to Lender now existing or hereafter arising, whether joint or several, due or to become due, absolute or contingent, direct or indirect, liquidated or unliquidated, and any renewals, extensions and modifications thereof, and whether incurred or given as maker, endorser, guarantor or otherwise (herein, “Other Indebtedness”).

NOW, THEREFORE, the Mortgagor, in consideration of its receiving benefits from advances made by Lender to Borrower as part of the Loan ($3,700,000.00 of the proceeds of which are to be contributed by Borrower to Gulf Shores Mortgagor and $2,950,000.00 of the proceeds of which are to be contributed by Borrower to Spanish Fort Mortgagor), and to secure the prompt payment of same, with the interest thereon, and any extensions, renewals, amendments, modifications, consolidations and refinancing of same, and any charges herein incurred by Lender on account of Borrower with respect to the Loan and/or Mortgagor, including but not limited to attorneys’ fees, and any and all Other Indebtedness of Mortgagor to Lender as set forth herein, and further to secure the performance of the covenants, conditions and agreements hereinafter set forth and set forth in the Note and set forth in all other documents evidencing, securing or executed in connection with the Loan (together with the Note and this Mortgage, the “Loan Documents”), and as may be set forth in instruments or agreements evidencing or securing Other Indebtedness of Mortgagor to Lender (the “Other Indebtedness Instruments”) has bargained and sold and does hereby grant, bargain, sell, alien and convey unto the Lender, its successors and assigns, the following described land, real estate, estates, leasehold estates, buildings, improvements, fixtures, furniture, and personal property (which together with any additional such property in the possession of the Lender or hereafter acquired by the Mortgagor and subject to the lien of this Mortgage, or intended to be so, as the same may be constituted from time to time is hereinafter sometimes referred to as the “Mortgaged Property”) to wit:

(a)     All that tract or parcel or parcels of land and estates more particularly described on Exhibits A-1 and A-2 attached hereto and made a part hereof (collectively, the “Land”);

(b)     All buildings, structures, and improvements of every nature whatsoever now or hereafter situated on the Land, and all fixtures, fittings, building materials, machinery, equipment, furniture and furnishings and personal property of every nature whatsoever (including, without limitation, property and collateral described in the Financing Statements executed, authorized or approved in connection herewith which are incorporated herein by reference as if set forth fully and at length) now or hereafter owned by the Mortgagor and used or intended to be used in connection with or with the operation of said property, buildings, structures or other improvements (except household goods of the Mortgagor not acquired with the proceeds of any amount secured hereby), including all extensions, additions, improvements, betterments, renewals, substitutions and replacements and accessions to any of the foregoing, whether such fixtures, fittings, building materials, machinery, equipment, furniture, furnishings and personal property actually are located on or adjacent to the Land or not, and whether in storage or otherwise, and wheresoever the same may be located (the “Improvements”);

(c)     All accounts (as presently or hereafter defined in the Uniform Commercial Code), general intangibles, goods, contracts and contract rights relating to the Land, Improvements, and other Mortgaged Property, whether now owned or existing or hereafter created, acquired or arising, including without limitation, all construction contracts, architectural services contracts, management contracts, leasing agent contracts, purchase and sales contracts, put or other option contracts, and all other contracts and agreements relating to the construction of improvements on, or the operation, management and sale of all or any part of the Land, Improvements and other Mortgaged Property;

(d)     Together with all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, leases, subleases, licenses, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the property

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hereinabove described, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Mortgagor, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of the Mortgagor of, in and to the same, including but not limited to:

(i)     All Leases (as hereinafter defined) and all rents, royalties, profits, issues and revenues of the Land, Improvements, and other Mortgaged Property from time to time accruing, whether under leases or tenancies now existing or hereafter created, reserving to Mortgagor (collectively, “Rents”), however, so long as no Event of Default has occurred, the right to receive and retain the rents, issues and profits thereof; and

(ii)     All judgments, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the Land, Improvements, or other Mortgaged Property, or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the Land, Improvements, or other Mortgaged Property, or any part thereof, or to any rights or appurtenances thereto, including any award for change of grade or streets. Lender is hereby authorized on behalf of and in the name of Mortgagor to execute and deliver valid acquittances for, and appeal from, any such judgments or awards. Lender may apply all such sums or any part thereof so received, after the payment of all its expenses, including costs and attorneys’ fees on any of the indebtedness secured hereby in such manner as it elects, or at its option, the entire amount or any part thereof so received may be released.

(e)     Any and all licenses, development permits, building permits, utility supply agreements, sewer and water discharge permits and agreements, and other licenses, permits and agreements relating to the use, development, construction, occupancy and operation of the Land and Improvements, whether now or hereafter issued or executed, and all modifications, amendments, replacements or re-issuances of the foregoing;

(f)     All proceeds and products, cash or non-cash (including, but not limited to, all insurance, contract and tort proceeds and all inventory, accounts, chattel paper, documents, instruments, equipment, fixtures, consumer goods and general intangibles acquired with cash proceeds of any of the property described above) of any of the foregoing types or items of property described in subparagraphs(a), (b), (c) (d) or (e) above.

Some of the said items are or may become “fixtures” on the above-described property and as provided under Article 9 of the Uniform Commercial Code. This Mortgage, upon being filed for record in the real property records of the County where the Land is located, shall operate also as a “fixture filing” and financing statement upon such of the items which are or may become fixtures.

TO HAVE AND TO HOLD the Mortgaged Property and all parts thereof unto the Lender, its successors and assigns forever, subject however to the terms and conditions herein;

PROVIDED, HOWEVER, that these presents are upon the condition that, if the Borrower shall pay or cause to be paid to the Lender all principal and interest owing in respect to

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the Note, and any extensions, renewals, amendments, modifications, consolidations and refinancings of same, at the times and in the manner stipulated therein and herein, all without any deduction or credit for taxes or other similar charges paid by the Borrower and/or the Mortgagor, and shall pay all charges incurred herein by Lender on account of Borrower and/or the Mortgagor, including, but not limited to, attorney’s fees, and Mortgagor shall pay any and all Other Indebtedness of Borrower to Lender, and if the Borrower and the Mortgagor shall keep, perform and observe all and singular the covenants, conditions and agreements in this Mortgage, in the Note, in the other Loan Documents and in the Other Indebtedness Instruments without fraud or delay, then this Mortgage, and all the properties, interest and rights hereby granted, bargained, sold and conveyed shall cease, terminate and be void, but shall otherwise remain in full force and effect.

AND the Mortgagor further represents, warrants, covenants and agrees with the Lender as follows:

ARTICLE I

Section 1.1 [Intentionally left blank.]

Section 1.2 Warranty of Title. Mortgagor hereby warrants that, subject to any exceptions shown in Schedule B-II of the title insurance commitment provided to Mortgagee in connection with the Loan, Mortgagor is lawfully seized of an indefeasible estate in fee simple in the land and real property hereby mortgaged, or is lawfully seized of such other estate or interest as is shown on Exhibit A hereto, and has good and absolute title to all existing personal property hereby mortgaged and has good right, full power and lawful authority to sell, convey and mortgage the same in the manner and form aforesaid; that the same is free and clear of all liens, charges, and encumbrances whatsoever, including, as to the personal property and fixtures, conditional sales contracts, chattel mortgages, security agreements, financing statements, and anything of a similar nature, and that Mortgagor shall and will warrant and forever defend the title thereto and the quiet use and enjoyment thereof unto the Lender, its successors and assigns, against the lawful claims of all persons whomsoever.

Section 1.3 Future Advances, Revolving and Open-End Loans, Swap Obligations and Other Debts.

(a)     It is expressly understood and agreed that this Mortgage is intended to and does secure not only the Loan, but also future advances and any and all Other Indebtedness, direct or contingent, of Mortgagor to Lender, whether now existing or hereafter arising, and any and all extensions, renewals, modifications and refinancings of same, or any part thereof, existing at any time before actual cancellation of this instrument on the probate records of the county or counties where the Mortgaged Property is located, and whether the same be evidenced by note, open account, assignment, endorsement, guaranty, pledge or otherwise. Provided, however, that the real property and other collateral described in this Mortgage (or, if appropriate, the applicable portion of the real property and other collateral described in this Mortgage) shall not secure Other Indebtedness if and to the extent (i)a non-possessory, non-purchase money security interest is created in “household goods” in connection with a “consumer loan” as those terms are defined by federal law governing unfair and deceptive credit practices or (ii)

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prohibited by any applicable law, rule, or regulation, including, without limitation, the Truth in Lending Act, 15 U.S.C. Sections 1601, et seq.

(b)     The proceeds of the Loan may be advanced to the Borrower from time to time, subject to the terms and conditions of the Loan Documents, and this Mortgage shall secure all amounts so advanced, whether or not the full amount of the Loan shall be advanced. It is specifically understood and agreed that, subject to Paragraph (e) below, this Mortgage and Security Agreement secures all sums advanced under the Loan Agreement between Borrower and Mortgagee dated as of or about October 21, 2015 (as amended from time to time, the “Loan Agreement”) and the said Loan Agreement constitutes one of the Loan Documents as defined herein. Without limiting the generality of the foregoing or the definition of “Note” herein, the parties acknowledge and agree that two promissory notes in the principal amounts of $4,450,000.00 and $3,550,000.00 may be issued by Borrower to Lender’s order in the future to evidence two advances in those amounts made as part of the Loan and that this Mortgage and Security Agreement shall secure payment of those promissory notes without the need for further action on the part of the parties hereto and with priority from the recording of this Mortgage and Security Agreement.

(c)     The Loan and the Other Indebtedness may, if provided in the applicable loan instruments, provide for revolving or open-end loans and advances, all of which shall be secured by this Mortgage.

(d)     Borrower and Lender or an affiliate of Lender (“Lender Parties”) may from time to time enter into an agreement, including, but not limited to, an International Swap Dealers Association, Inc. (ISDA) Master Agreement or other arrangement which provides for an interest rate, currency, equity, credit or commodity swap, cap, floor or collar, spot or foreign currency exchange transaction, cross currency rate swap, currency option, any combination of, or option with respect to, any of the foregoing or similar transactions, for the purpose of hedging the Borrower’s exposure to fluctuations in interest rates, exchange rates, currency, stock, portfolio or loan valuations or commodity prices, together with schedules and documents related thereto and confirmations issued in connection therewith (all such agreements, arrangements, schedules, documents and confirmations, as the same may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, are hereinafter referred to collectively as “Swap Documents”). Mortgagor represents, warrants, covenants and agrees that all Swap Documents executed by Borrower in connection with the Loan shall be Loan Documents as herein defined. All fees, penalties and other amounts due from Borrower to any of the Lender Parties under or in connection with any Swap Documents shall, for all purposes of this Mortgage, be considered as obligations of Borrower to Lender under this Mortgage, and, notwithstanding anything contained herein or in any of the other Loan Documents to the contrary, all such fees, penalties and other amounts due from Borrower to any of the Lender Parties under any such Swap Documents shall further be considered to be part of the indebtedness owing by Borrower to Lender the repayment of which shall be secured by this Mortgage and all of the other Loan Documents.

(e)     It is the intention of Mortgagor and Lender that the amount secured by this Mortgage and Security Agreement and by that certain Security Agreement, of even date herewith, made by Mortgagor in favor of Mortgagee (together, the “Mortgage Documents”) shall

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be in, but not in excess of, the maximum amount (the “Maximum Secured Amount”) permitted by applicable law governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws applicable to Mortgagor (“Applicable Law”). To that end, but only if and to the extent the any of the liens or security interests granted by the Mortgage Documents would otherwise be subject to avoidance under Applicable Law, the amount secured by the Mortgage Documents and recoverable under them shall be reduced to the maximum amount which after giving effect thereto would not, under Applicable Law, render the liens and security interests granted by the Mortgage Documents unenforceable or avoidable under Applicable Law. In no event, however, shall the Maximum Secured Amount be reduced to an amount less than $6,650,000.00 or to less than the amount Lender would be entitled to enforce under Applicable Law (e.g., 11 U.S.C., § 548(c)) by virtue of Lender’s having given value to Mortgagor in exchange for said liens and security interests. This Paragraph (e) is intended solely to preserve the rights of Lender under this Mortgage Documents to the maximum extent permitted by Applicable Law and shall have no effect on amounts owed on the Loan, or Other Indebtedness; and neither Mortgagor, Borrower or any other person shall have any other right or claim under this paragraph (e) that would not otherwise available to Mortgagor under Applicable Law. Mortgagor agrees that the amount of the Loan and the Other Indebtedness may or from time to time exceed the Maximum Secured Amount without impairing the Mortgage Documents or affecting the rights and remedies of Lender thereunder. If a portion of the indebtedness that would be secured by the Mortgage Documents in the absence of the foregoing limitation is paid from a source or sources other than from the enforcement by Lender of its rights and remedies under the Mortgage Documents, the portion of the indebtedness secured hereby shall be deemed a portion thereof that is not paid from such other source(s).

Section 1.4 Environmental Matters. Mortgagor represents, warrants, and covenants as follows:

(a)     No Hazardous Materials (hereinafter defined) have been or are, to Mortgagor’s knowledge, or will be, while any part of the indebtedness secured by this Mortgage remains unpaid, contained in, treated, stored, handled, generated, located on, discharged from, or disposed of on, or constitute a part of, the Mortgaged Property, except in the ordinary course of Mortgagor’s business and in strict compliance with all environmental laws, rules, regulations, and orders. As used herein, the term “Hazardous Materials” includes without limitation, any asbestos, urea formaldehyde foam insulation, flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related or unrelated substances or material defined, regulated, controlled, limited or prohibited in the Comprehensive Environmental Response Compensation and Liability Act of 1980 (CERCLA), as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act (RCRA), as amended (42 U.S.C. Sections 6901, et seq.), the Clean Water Act, as amended (33 U.S.C. Sections 1251, et seq.), the Clean Air Act, as amended (42 U.S.C. Sections 7401, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Sections 2601, et seq.), and in the rules and regulations adopted and publications promulgated pursuant thereto, and in the rules and regulations of the Occupational Safety and Health Administration (OSHA) pertaining to occupational exposure to asbestos, as amended, or in any other federal, state or local environmental law, ordinance, rule, or regulation now or hereafter in effect;

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(b)     To Mortgagor’s knowledge, no underground storage tanks, whether in use or not in use, are located in, on or under any part of the Mortgaged Property;

(c)     To Mortgagor’s knowledge, all of the Mortgaged Property complies and will comply in all respects with applicable environmental laws, rules, regulations, and court or administrative orders;

(d)     To Mortgagor’s knowledge, there are no pending claims or threats of claims by private or governmental or administrative authorities relating to environmental impairment, conditions, or regulatory requirements with respect to the Mortgaged Property;

(e)     The Mortgagor promptly shall comply with all present and future laws, ordinances, rules, regulations, orders and decrees of any governmental authority affecting the Mortgaged Property or any part thereof. Without limiting the foregoing, the Borrower represents and covenants that the Mortgaged Property is in present compliance with, and in the future shall comply with, as applicable, the Americans With Disabilities Act of 1990 (“ADA”) (42 U.S.C. Sections 12101, et seq. ) and the Rehabilitation Act of 1973 (“Rehabilitation Act”) (29 U.S.C. Sections 749, et seq. ), each such act as amended from time to time, and in the rules and regulations adopted and publications promulgated pursuant thereto; and

(f)     Mortgagor shall give immediate oral and written notice to Lender of its receipt of any notice of a violation of any law, rule or regulation covered by this Paragraph 1.4, or of any notice of other claim relating to the environmental or physical condition of the Mortgaged Property, or of its discovery of any matter which would make the representations, warranties, and/or covenants herein to be inaccurate or misleading in any respect.

Mortgagor hereby agrees to indemnify and hold Lender harmless from all loss, cost, damage, claim and expense incurred by Lender on account of (i) the violation of any representation, warranty or covenant set forth in this Paragraph 1.4, (ii) Mortgagor’s failure to perform any obligations of this Paragraph 1.4, (iii) Mortgagor’s or the Mortgaged Property’s failure to fully comply with all environmental laws, rules and regulations, or with all occupational health and safety laws, rules and regulations, or with or with the ADA or Rehabilitation Act, or (iv) any other matter related to environmental or physical conditions on, under or affecting the Mortgaged Property. This indemnification shall survive the closing of the Loan, payment of the Loan, the exercise of any right or remedy under any Loan Document, any subsequent sale or transfer of the Mortgaged Property, and all similar or related events. However, this indemnification shall not apply to any new Hazardous Material first stored, generated or placed on the Mortgaged Property after the acquisition of title to the Mortgaged Property by Lender through foreclosure or deed in lieu of foreclosure or purchase from a third party after the Loan has been paid in full. Mortgagor hereby releases and waives any future claims against Lender for indemnity or contribution in the event Mortgagor becomes liable for cleanup or other costs related to the Mortgaged Property, including, without limitation, under any applicable laws, rules, regulations or court orders.

In addition to other inspection rights of Lender, the Mortgagor shall and hereby does grant and convey to the Lender, its agents, representatives, contractors, and employees, an easement and license to enter on the Mortgaged Property at any time and from time to time for

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the purpose of making such audits, tests, inspections, and examinations, including, without limitation, inspection of buildings and improvements, subsurface exploration and testing and groundwater testing, as the Lender, in its sole discretion, deems necessary, convenient, or proper to determine the condition and use of the Mortgaged Property, to make an inventory of the Mortgaged Property, and to determine whether the ownership, use and operation of the Mortgaged Property are in compliance with the terms and conditions set forth in the Loan Documents and with all federal, state and local laws, ordinances, rules and regulations, including, without limitation, environmental laws, health and public accommodation laws, the ADA and the Rehabilitation Act, as applicable, and ordinances, rules and regulations relating thereto. Any tests or inspections made by Lender shall be for Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Mortgagor or to any other person or entity. Notwithstanding the grant of the above easement and license to the Lender, the Lender shall have no obligation to perform any such audits, test, inspections, or examinations, or to take any remedial action. All the costs and expenses incurred by the Lender with respect to any audits, tests, inspections, examinations and interviews which the Lender may conduct or take pursuant to this paragraph, including, without limitation, the fees of any engineers, laboratories, and contractors, shall be repaid by the Mortgagor, with interest, and shall be secured by the Mortgage and the other Loan Documents.

Section 1.5 Taxes, Utilities and Liens.

(a)     The Mortgagor will pay promptly, when and as due, and, if requested, will exhibit promptly to the Lender receipts for the payment of all taxes, assessments, water rates, utility charges, dues, charges, fines, penalties, costs and other expenses incurred, and impositions of every nature whatsoever imposed, levied or assessed or to be imposed, levied or assessed upon or against the Mortgaged Property or any part thereof, or upon the interest of the Lender in the Mortgaged Property or any charge which, if unpaid, would become a lien or charge upon the Mortgaged Property prior to or equal to the lien of this Mortgage for any amounts secured hereby or would have priority or equality with this Mortgage for any amounts secured hereby or would have priority or equality with this Mortgage in distribution of the proceeds of any foreclosure sale of the Mortgaged Property or any part thereof.

(b)     The Mortgagor promptly shall pay and will not suffer any mechanic’s, laborer’s, statutory or other lien which might or could be prior to or equal to the lien of this Mortgage to be created or to remain outstanding upon any of the Mortgaged Property.

(c)     In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, subsequent to the date thereof, or in any manner changing or modifying the laws now in force governing the taxation of mortgages or debts secured by mortgages or the manner of collecting taxes, then Mortgagor immediately shall pay any increased taxes if allowed by law, and if Mortgagor fails to pay such additional taxes, or if Mortgagor is prohibited from paying such taxes, or if Lender in any way is adversely affected by such law, order, rule or regulation, then in any of such events, all indebtedness secured by this Mortgage and all interest accrued thereon shall without notice become due and payable forthwith at the option of the Lender.

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(d)     If required or requested by Lender at any time after the occurrence of an Event of Default, in addition to each regular installment of principal and interest, Mortgagor shall pay monthly on the same day as the monthly payments due under the Note a portion of the yearly taxes on the Mortgaged Property, as estimated by Lender to be necessary to pay all taxes on the Mortgaged Property,. So long as there is no Event of Default or event that with notice, lapse of time or both, could constitute an Event of Default, such amount shall be used by Lender to pay such taxes when due. Such sums shall not draw interest and shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Lender. Mortgagor agrees to pay Lender the amount of any deficiency necessary to enable Lender to pay such taxes when due. In the event of an Event of Default hereunder or of a default by Borrower or Mortgagor under the Note, any other Loan Documents, or any Other Indebtedness Instruments, the Lender may apply such sums to the reduction of the indebtedness secured hereby in any manner selected by Lender, but, unless otherwise agreed by the Lender in writing, no application of tax deposits to the Note, to Other Indebtedness, or to other obligations secured hereby, shall delay, reduce, alter or otherwise affect any regularly scheduled payment with respect to the Note, the Other Indebtedness, or any such other obligations.

Section 1.6 Insurance.

(a)     The Mortgagor will procure for, deliver to, and maintain for the benefit of the Lender during the life of this Mortgage insurance policies in such amounts as the Lender shall require, insuring the Mortgaged Property against fire, extended coverage, and such other insurable hazards, casualties and contingencies as the Lender may require. The form of such policies and the companies issuing them shall be acceptable to the Lender. All policies shall contain a non-contributory mortgagee endorsement in form acceptable to Lender making losses payable to the Lender. At least fifteen (15) days prior to the expiration date of all such policies, renewals thereof satisfactory to the Lender shall be delivered to the Lender. The Mortgagor shall deliver to the Lender receipts evidencing the payment of all such insurance policies and renewals. In the event of the foreclosure of this Mortgage or any transfer of title to the Mortgaged Property in partial or full extinguishment of the indebtedness secured hereby, all right, title and interest of the Mortgagor in and to all insurance policies then in force shall pass to the purchaser or grantee.

(b)     The Lender is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies on the Mortgaged Property, and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to the Lender instead of to the Mortgagor and Lender jointly. After deducting from said insurance proceeds any expenses incurred by Lender in the collection or handling of said fund, the Lender may apply the net proceeds, at its option, either toward restoring the improvements on the Mortgaged Property, or as a credit on any portion of the Borrower’s or Mortgagor’s indebtedness selected by Lender, whether then matured or to mature in the future, or at the option of the Lender, such sums either wholly or in part may be paid over to the Mortgagor to be used to repair such improvements, or to build new improvements in their place or for any other purpose satisfactory to the Lender, all without affecting the lien of this Mortgage for the full amount secured hereby before such payment took place. Lender shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

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(c)     If required or requested by the Lender at any time after the occurrence of an Event of Default, the Mortgagor shall pay monthly on the same day as the monthly payments due under the Note, in addition to any regular installment of principal and interest with respect to indebtedness secured hereby, and the monthly tax deposit provided for in Paragraph 1.5 hereof, a portion of the yearly premiums for insurance maintained pursuant to the provisions of this Paragraph 1.6 as estimated by Lender to be necessary to pay all such insurance premiums when due. So long as there is no Event of Default or event that with notice, lapse of time or both, could constitute an Event of Default, such amount shall be used by Lender to pay such insurance premiums when due. Such sums shall not draw interest and shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of the Lender, and no interest shall be payable in respect thereof. Mortgagor agrees to pay Lender the amount of any deficiency necessary to enable Lender to pay such insurance premiums when due. In the event of an Event of Default hereunder or of a default by Borrower or Mortgagor under the Note, any other Loan Documents, or any Other Indebtedness Instruments, the Lender may apply such sums to the reduction of the indebtedness secured hereby in any manner selected by Lender, but, unless otherwise agreed by the Lender in writing, no application of insurance deposits to the Note, to Other Indebtedness, or to other obligations secured hereby, shall delay, reduce, alter or otherwise affect any regularly scheduled payment with respect to the Note, the Other Indebtedness, or any such other obligations.

(d)     Mortgagor agrees to furnish to Lender and keep in force a flood insurance policy or policies acceptable to Lender if the land described in Exhibit A attached hereto, or any portion thereof, is now or hereafter located in a flood zone containing the letters “A” or “V” or any other area where flood insurance is now or hereafter required by any applicable law, rule or regulation. If the Loan is made in connection with the construction of improvements upon the land described in Exhibit A, Mortgagor agrees to furnish to Lender an as-built survey of the Mortgaged Property within thirty (30) days after completion of the construction of the improvements to verify that no improvements are located within a flood zone containing the letters “A” or “V” and that flood insurance is not required.

(e)     Mortgagor shall at all times maintain in full force and effect a commercial general liability insurance policy with limits of liability for bodily injury and property damage acceptable to Lender and naming Lender as an additional insured.

Section 1.7 Condemnation. If all or any part of the Mortgaged Property shall be damaged or taken through condemnation (which term when used in this Mortgage shall include any damage or taking by any governmental or private authority, and any transfer by private sale in lieu thereof), either temporarily or permanently (other than an insubstantial taking of unimproved portions of the Mortgaged Property which do not in Lender’s judgment materially affect access to or use of the Mortgaged Property), the entire indebtedness secured hereby shall at the option of the Lender become immediately due and payable. The Lender shall be entitled to all compensation, awards, and other payments or relief therefor and is hereby authorized, at its option, to commence, appear in and prosecute, in its own or the Mortgagor’s name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by the Mortgagor to the Lender, which after deducting therefrom all its expenses, including attorney’s fees may release any moneys so received by it

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without affecting the lien of this Mortgage or may apply the same in such manner as the Lender shall determine to the reduction of the indebtedness secured hereby, and any balance of such moneys then remaining shall be paid to the Mortgagor. The Mortgagor agrees to execute such further assignments of any compensations, awards, damages, claims, rights of action and proceeds as the Lender may require.

Section 1.8 Care of the Property.

(a)     The Mortgagor will preserve and maintain the Mortgaged Property in good condition and repair, and will not commit or suffer any waste and will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Mortgaged Property or any part thereof.

(b)     Except as otherwise provided herein, no buildings, fixtures, personal property, or other part of the Mortgaged Property shall be removed, demolished or substantially altered without the prior written consent of the Lender. The Mortgagor may sell or otherwise dispose of, free from the lien of this Mortgage, furniture, furnishings, equipment, tools, appliances, machinery, fixtures or appurtenance subject to the lien hereof which may become worn out, undesirable, obsolete, disused or unnecessary for use in or operation of the Mortgaged Property, upon replacing the same by, or substituting for the same, free and clear of all liens and security interest except those created by the Loan Documents or Other Indebtedness Instruments, other furniture, furnishings, equipment, tools, appliances, machinery, fixtures, or appurtenances not necessarily of the same character, but of at least equal value and costing not less than the amount realized from the property sold or otherwise disposed of which shall forthwith become, without further action, subject to the provisions of this Mortgage.

(c)     If the Mortgaged Property or any part thereof is damaged by fire or any other cause, the Mortgagor will give immediate written notice of the same to the Lender.

(d)     The Lender is hereby authorized to enter upon and inspect the Mortgaged Property at any time during normal business hours.

(e)     The Mortgagor will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Mortgaged Property or any part thereof.

(f)     If all or any part of the Mortgaged Property shall be damaged by fire or other casualty, the Mortgagor will promptly restore the Mortgaged Property to the equivalent of its original condition, regardless of whether or not there shall be any insurance proceeds therefore; provided, however, that if there are insurance proceeds, the Mortgagor shall not be required to restore the Mortgaged Property as aforesaid unless the Lender shall apply any net proceeds from the casualty in question and held by Lender, as allowed under Paragraph 1.6, toward restoring the damaged improvements. If a part of the Mortgaged Property shall be physically damaged through condemnation, the Mortgagor will promptly restore, repair or alter the remaining property in a manner satisfactory to the Lender; provided, however, that if there are condemnation proceeds or awards, the Mortgagor shall not be required to restore the Mortgaged Property as aforesaid unless the Lender shall apply any net proceeds or awards from

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the condemnation and held by Lender, as provided in Paragraph 1.7 toward restoring the damaged improvements.

Section 1.9 Further Assurances; After Acquired Property. At any time, and from time to time upon request by the Lender, the Mortgagor will make, execute and deliver or cause to be made, executed and delivered to the Lender and, where appropriate, to cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by the Lender any and all such other and further mortgages, instruments of further assurance, certificates and other documents as may, in the opinion of the Lender, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve the obligations of the Borrower and the Mortgagor under the Note and this Mortgage, and the priority of this Mortgage as a first and prior lien upon all of the Mortgaged Property, whether now owned or hereafter acquired by the Mortgagor. Upon any failure by the Mortgagor so to do, the Lender may make, execute, and record any and all such mortgages, instruments, certificates, and documents for and in the name of the Mortgagor and the Mortgagor hereby irrevocably appoints the Lender the agent and attorney-in-fact of the Mortgagor so to do. The lien and rights hereunder automatically will attach, without further act, to all after-acquired property (except consumer goods, other than accessions, not acquired within ten (10) days after the Lender has given value under the Note) attached to and/or used in the operation of the Mortgaged Property or any part thereof.

Section 1.10 Additional Security. The Lender shall also have and is hereby granted a security interest in all other property of the Mortgagor, now or hereafter assigned, or coming into the possession, control, or custody of the Lender by or for the account of the Mortgagor (including indebtedness due from the Lender to the Mortgagor) whether expressly as collateral security or for any other purpose, including any dividends declared, or interest accruing thereon, and proceeds thereof. The Lender may, but shall not be obligated to, apply to the payment of the Note or other indebtedness secured hereby on or after an Event of Default, any funds or credit held by the Lender on deposit, in trust or otherwise, for the account of the Mortgagor.

Section 1.11 Leases Affecting Mortgaged Property.

(a)     The Mortgagor will comply with and observe its obligations as landlord or tenant under all leases now or hereafter affecting the Mortgaged Property or any part thereof (“Leases”). If requested by Lender, Mortgagor will furnish Lender with executed copies of all Leases; and all Leases will be in form and substance subject to the approval of Lender. Mortgagor will not accept payment of Rents more than one (1) month in advance without the express written consent of Lender. If requested by the Lender, the Mortgagor will execute and deliver to Lender, as additional security such other documents as may be requested by Lender to further evidence the assignment of Leases to Lender hereunder and to assign any and all such Leases, including, without limitation, all Rents from time to time accruing. Mortgagor will not cancel, surrender or modify any Lease without the written consent of the Lender. Mortgagor shall furnish Lender with a subordination, attornment and non-disturbance agreement in form and substance acceptable to Lender from such existing and future lessees as Lender may require.

(b)     Mortgagor hereby specifically authorizes, instructs and directs each and every lessee under a Lease to pay all Rents to Mortgagee upon receipt of demand from

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Mortgagee to so pay them and Mortgagor hereby agrees that each Lessee may rely upon such written demand from Mortgagee to so pay the Rents without any inquiry into whether there exists an Event of Default under the Mortgage or under the other Loan Documents or whether Mortgagee is otherwise entitled to the Rents. Mortgagor hereby waives any right, claim or demand which Mortgagor may now or hereafter have against any Lessee by reason of such payment of Rents to Mortgagee, and any such payment shall discharge such Lessee’s obligation to make such payment to Mortgagor.

(c)     Mortgagor shall indemnify and hold Mortgagee harmless from and against any and all liability, damages and expenses that Mortgagee may incur under or with respect to any of the Leases or by reason of any action taken or omitted to be taken by Mortgagee in connection with any of the Leases (except for liability, damages and expenses caused by Mortgagee’s gross negligence or willful misconduct); and any amount that may become due from Mortgagor to Mortgagee as a result of the foregoing indemnity shall be paid by Mortgagor on demand, shall bear interest until paid at the rate applicable to the Note and shall be secured by this Mortgage. Nothing contained herein shall operate or be construed to obligate Mortgagee to perform any of the terms or covenants of any Lease.

Section 1.12 Expenses. The Mortgagor will pay or reimburse the Lender for all reasonable attorney’s fees, costs and expenses incurred by the Lender in connection with the enforcement of any rights or remedies provided for in this Mortgage, or as may otherwise be provided by law, or incurred by Lender in any proceeding involving the estate of a decedent or an insolvent, or in any action, proceeding or dispute of any kind in which the Lender is made a party, or appears as party plaintiff or defendant, affecting this Mortgage, Mortgagor or the Mortgaged Property, including but not limited to the foreclosure of this Mortgage, any condemnation action involving the Mortgaged Property, or any action to protect the security hereof; and any such amounts paid by the Lender shall be added to the indebtedness secured hereby and shall be further secured by this Mortgage.

Section 1.13 Performance by Lender of Defaults by Mortgagor. If the Mortgagor shall default in the payment of any tax, lien, assessment or charge levied or assessed against the Mortgaged Property; in the payment of any utility charge, whether public or private; in the payment of insurance premiums; in the procurement of insurance coverage and the delivery of the insurance policies required hereunder; or in the performance or observance of any other covenant, condition or term of this Mortgage, or of the Other Indebtedness Instruments, then the Lender, at its option, may perform or observe the same; and all payments made for costs or expenses incurred by the Lender in connection therewith shall be secured hereby and shall be without demand, immediately repaid by the Mortgagor to the Lender with interest thereon at the greater of the rate of twelve percent (12%) per annum or the rate set forth in the Note. The Lender shall be the sole judge of the legality, validity and priority of any such tax, lien, assessment, charge, claims and premium, of the necessity for any such actions and of the amount necessary to be paid in satisfaction thereof. The Lender is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to the Mortgagor or any person in possession holding under the Mortgagor for trespass or otherwise.

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Section 1.14 Books and Records. The Mortgagor shall keep and maintain at all times full, true and accurate books of accounts and records, adequate to reflect correctly the results of the operation of the Mortgaged Property and will exhibit the same to Lender upon request. The Mortgagor will furnish to the Lender within ninety (90) days after the end of the Mortgagor’s fiscal year, annual financial statements, including, without limitation, a balance sheet and a statement of income and expenses, both in reasonable detail and form satisfactory to Lender and, if requested by Lender after an Event of Default, compiled, reviewed or audited by a certified public accountant selected by Borrower and approved by Lender. In addition, Mortgagor agrees to furnish to Lender Mortgagor’s annual federal income tax returns within 30 days of filing and, within 10 days after the date of any request by Lender, such other information (financial or otherwise, including without limitation income tax returns) concerning the Mortgagor, and/or the Mortgaged Property as the Lender may request at any time or from time to time. The requirements in this Section 1.14 are in addition to any reporting requirements contained in any of the other Loan Documents.

Section 1.15 Estoppel Affidavits. The Mortgagor within ten (10) days after written request from the Lender shall furnish a written statement, duly acknowledged, setting forth the unpaid principal of and interest on the Note and Other Indebtedness and whether or not any offsets or defenses exist against any principal and interest.

Section 1.16 Transfers of Interests in Mortgaged Property or Mortgagor. The Mortgagor shall not sell, assign, mortgage, encumber, or otherwise convey the Mortgaged Property, or any interest therein, without obtaining the express written consent of the Lender prior to such conveyance. If Mortgagor should sell, assign, mortgage, encumber or convey all, or any part of, the Mortgaged Property, or any interest therein, without such consent by Lender, then, in such event, the entire balance of the indebtedness (including the Loan and all Other Indebtedness) secured by this Mortgage and all interest accrued thereon (or such parts as Lender may elect) shall without notice become due and payable forthwith at the option of the Lender. Mortgagor shall not permit or allow to occur any sale, assignment, transfer, pledge, encumbrance or other conveyance of any stock, partnership, membership or any other ownership, equity or beneficial interest in Mortgagor or of a controlling interest in any entity that directly or indirectly owns an equity interest in Mortgagor without obtaining the prior written consent of Lender. On sale, assignment, transfer, pledge, encumbrance, or conveyance of any stock, partnership, membership or any other ownership, equity or beneficial interests in Mortgagor or any entity that directly or indirectly owns an equity interest in Mortgagor (if Mortgagor or any entity that directly or indirectly owns an equity interest in Mortgagor is not a natural person or persons but is a corporation, partnership, limited liability company, trust or other legal entity), without the prior written consent of Lender, Lender may, in Lender’s sole discretion, declare the entire balance of the indebtedness (including the Loan and all Other Indebtedness) secured by this Mortgage and all accrued interest thereon (or such parts as Lender may elect) to be immediately due and payable.

Lender shall have such right and option to withhold its consent in its sole discretion, absolutely, irrespective of any facts or circumstances, including, but not limited to, the following: whether or not any such transfer would or might (i) diminish the value of any security for the Loan, (ii) increase the risk of default under this instrument or any of the other Loan Documents, (iii) increase the likelihood of Lender’s having to resort to any security for the

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Loan after default, or (iv) add or remove the liability of any person or entity for payment or performance of the Loan or any covenant or obligation under this Mortgage. If Lender’s consent to a proposed transfer is requested, Lender shall have the right (in addition to its absolute right to refuse to consent to any such transfer) to condition its consent upon satisfaction of any conditions or requirements as Lender may determine including, but not limited to, any one or more of the following requirements: (i) that the interest rate on the Note be increased to a rate acceptable to Lender; (ii) that a reasonable transfer fee, in an amount determined by Lender be paid; (iii) that a principal amount deemed appropriate by Lender be paid against the Note; or (iv) that Mortgagor and each proposed transferee execute such assumption agreement and other instruments as Lender shall require.

Section 1.17 Offset. The Lender may, but shall not be obligated to, apply to the payment of the Note or other indebtedness secured hereby on or after an Event of Default, any funds or credit held by the Lender on deposit, in trust or otherwise, for the account of the Borrower.

ARTICLE II

Section 2.1 Event of Default. The term Event of Default, wherever used in this Mortgage, shall mean any one or more of the following events:

(a)     (i) Failure by the Borrower to pay as and when due and payable any installment of principal, interest or escrow deposit, or other charge payable under the Note or under any other Loan Document or (ii) failure by Mortgagor to pay as and when due and payable any installment of principal, interest or escrow deposit, or other charge payable under this Mortgage or any of the Other Indebtedness Instruments; or

(b)     Failure by the Mortgagor to maintain insurance as required by Section 1.6; or

(c)     Violation of any of the transfer provisions of section 1.16; or

(d)     Failure by the Mortgagor to duly observe any other covenant, condition or agreement of this Mortgage and the continuance of such failure for thirty (30) days or more after Lender sends written notice to Mortgagor at the address for Mortgagor in Section 3.8 (or any other address of Mortgagor appearing in the business records of Lender); or

(e)     If any representation or warranty made herein shall prove to be false or misleading in any material respect or if any report, certificate, financial statement or other instrument heretofore or hereafter furnished in connection with this Mortgage or any other Loan Document or any advance of the proceeds of the Loan shall prove to be false or misleading in any material respect; or

(f)     The filing by the Borrower or Mortgagor of any indebtedness secured hereby of a voluntary petition in bankruptcy or the Borrower’s or Mortgagor’s adjudication as a bankrupt or insolvent, or the filing by the Borrower or Mortgagor of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or

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the Mortgagor’s or Borrower’s seeking or consenting to or acquiescence in the appointment of any trustee, receiver or liquidator of the Borrower or Mortgagor or of all or any substantial part of the Mortgaged Property or of any or all of the rents, revenues, issues, earnings, profits, or income thereof, or the making of any general assignment for the benefit of creditors or the admission in writing of its inability to pay its debts generally as they become due; or

(g)     The entry by a court of competent jurisdiction of any order, judgment, or decree approving a petition filed against Mortgagor or Borrower of any of the indebtedness secured hereby seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, which order, judgment or decree remains unvacated and unstayed for an aggregate of thirty (30) days (whether or not consecutive) from the date of entry thereof, or the appointment of any trustee, receiver or liquidator of the Mortgagor or Borrower or of all or any substantial part of the Mortgaged Property or of any or all of the rents, revenues, issues, earnings, profits or income thereof without the consent or acquiescence of Mortgagor or Borrower which appointment shall remain unvacated and unstayed for an aggregate of thirty (30) days (whether or not consecutive); or

(h)     The enforcement of any prior or junior lien or encumbrance on the Mortgaged Property or any part thereof or the failure to pay when due any amount owed under any note or other instrument secured by any prior or junior lien on the Mortgaged Property or any part thereof; or

(i)     The occurrence of an Event of Default as that term is defined in the Loan Agreement or any other default or Event of Default set forth in any of the other Loan Documents or any of the Other Indebtedness Instruments.

Section 2.2 Acceleration of Maturity. If an Event of Default shall have occurred, then the entire balance of the indebtedness (including but not limited to the Loan and the Other Indebtedness) secured hereby with interest accrued thereon (or such parts as Lender may elect) shall, at the option of the Lender, become due and payable without notice or demand, time being of the essence; and any omission on the part of the Lender to exercise such option when entitled to do so shall not be considered as a waiver of such right.

Section 2.3 Right of Lender to Enter and Take Possession.

(a)     If an Event of Default shall have occurred and be continuing, the Mortgagor, upon demand of the Lender, shall forthwith surrender to the Lender the actual possession of the Mortgaged Property, and if and to the extent permitted by law, the Lender may enter and take possession of all the Mortgaged Property, and may exclude the Mortgagor and its agents and employees wholly therefrom.

(b)     Upon every such entering upon or taking of possession, the Lender may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof, and from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (ii) insure or keep the

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Mortgaged Property insured; (iii) manage and operate the Mortgaged Property and exercise all the rights and powers of the Mortgagor in its name or otherwise, with respect to the same; (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted the Lender, all as the Lender from time to time may determine to be to its best advantage; and the Lender may collect and receive all the income, revenues, rents, issues and profits of the Mortgaged Property, including those past due as well as those accruing thereafter, and after deducting (aa) all expenses of taking, holding, managing, and operating the Mortgaged Property (including compensation for the services of all persons employed for such purposes); (bb) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements and purchases and acquisitions; (cc) the cost of such insurance; (dd) such taxes, assessments and other charges prior to this Mortgage as the Lender may determine to pay; (ee) other proper charges upon the Mortgaged Property or any part thereof; and (ff) the reasonable compensation, expenses and disbursements of the attorneys and agents of the Lender, shall apply the remainder of the moneys so received by the Lender, first to the payment of accrued interest under the Note; second to the payment of tax deposits; third to the payment of any other sums required to be paid by Mortgagor or Mortgagor under this Mortgage or under the other Loan Documents; fourth to the payment of overdue installments of principal; fifth to the payment of any sums due under Other Indebtedness Instruments, whether principal, interest or otherwise; and the balance, if any to (at Lender’s option) the Borrower or the Mortgagor (or the party appearing of record to be the owner of the Mortgaged Property), or as otherwise required by law.

(c)     Whenever all such Events of Default have been cured and satisfied, the Lender may, at its option, surrender possession of the Mortgaged Property to the Mortgagor, or Mortgagor’s heirs, successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

Section 2.4 Receiver.

(a)     If and to the extent permitted by applicable law, if an Event of Default shall have occurred and be continuing, the Lender, upon application to a court of competent jurisdiction, shall be entitled, without notice and without regard to the adequacy of any security for the indebtedness hereby secured or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Mortgaged Property and to collect the rents, profits, issues, and revenues thereof.

(b)     The Mortgagor will pay to the Lender upon demand all expenses, including receiver’s fees, attorneys’ fees, cost and agent’s compensation, incurred pursuant to the provisions contained in this Paragraph 2.4; and all such expenses shall be secured by this Mortgage.

Section 2.5 Lender’s Power of Enforcement. If an Event of Default shall have occurred the Lender may, either with or without entry or taking possession as hereinabove provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy to do any one or more of the following (simultaneously or in any order): (a) to enforce payment of the Note; (b) to foreclose this Mortgage; (c) to enforce or exercise any right under any Loan Documents or Other Indebtedness Instrument; and (d) to pursue any other remedy available to Lender, all as the Lender may elect.

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Section 2.6 Power of Sale. If an Event of Default shall have occurred Lender may sell the Mortgaged Property to the highest bidder at public auction in front of the courthouse door in the county or counties, as may be required, where the Mortgaged Property is located, either in person or by auctioneer, after having first given notice of the time, place and terms of sale, together with a description of the property to be sold, by publication once a week for three (3) successive weeks prior to said sale in some newspaper published in said county or counties, as may be required, and, upon payment of the purchase money Lender or any person conducting the sale for Lender is authorized to execute to the purchaser at said sale a deed to the Mortgaged Property so purchased. Lender may bid at said sale and purchase the Mortgaged Property, or any part thereof, if the highest bidder therefor. At the foreclosure sale the Mortgaged Property may be offered for sale and sold as a whole without first offering it in any other manner or may be offered for sale and sold in any other manner as Lender may elect. The provisions of Paragraph 3.5 of this Mortgage shall apply with respect to Lender’s enforcement of rights or interests in personal property which constitutes Mortgaged Property hereunder.

Section 2.7 Application of Foreclosure Proceeds. Unless otherwise required by applicable law, the proceeds of any foreclosure sale pursuant to Paragraph 2.6 of Article II shall be applied as follows:

(a)     First, to the expenses of making the sale, including, a reasonable attorney’s fee for such services as may be necessary in the collection of the indebtedness secured by this Mortgage or the foreclosure of this Mortgage;

(b)     Second, to the repayment of any money, with interest thereon, which Lender may have paid, or become liable to pay, or which it may then be necessary to pay for taxes, insurance, assessments or other charges, liens, or debts as hereinabove provided, and as may be provided in the Loan Documents;

(c)     Third, to the payment and satisfaction of the indebtedness (including but not limited to the Loan, and the Other Indebtedness) secured hereby with interest to date of sale, whether or not all of such indebtedness be then due;

(d)     Fourth, the balance, if any, shall be paid to the party or parties appearing of record to be the owner of the Mortgaged Property at the time of sale, after deducting any expense of ascertaining who is such owner, or as may otherwise be provided by law.

Section 2.8 Lender’s Option on Foreclosure. At the option of the Lender, this Mortgage may be foreclosed as provided by law or in equity, in which event a reasonable attorneys’ fee shall, among other costs and expenses, be allowed and paid out of the proceeds of the sale. In the event Lender exercises its option to foreclose this Mortgage in equity, Lender may, at its option, foreclose this Mortgage subject to the rights of any tenants of the Mortgaged Property, and the failure to make any such tenants parties defendants to any such foreclosure proceeding and to foreclose their rights will not be, nor be asserted to be by the Mortgagor or the Borrower, a defense to any proceedings instituted by the Lender to collect the sums secured hereby, or to collect any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property.

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Section 2.9 Waiver of Exemption. Mortgagor waives all rights of exemption pertaining to real or personal property as to any indebtedness secured by or that may be secured by this Mortgage, and Mortgagor waives the benefit of any statute regulating or limiting the obtaining of a deficiency judgment or requiring that the value of the Mortgaged Property be set off against any part of the indebtedness secured hereby.

Section 2.10 Suits to Protect the Mortgaged Property. The Lender shall have power (a) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or in violation of this Mortgage; (b) to preserve or protect its interest in the Mortgaged Property and in the income, revenues, rents and profits arising therefrom; and (c) to restrain the enforcement of compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with, such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of the Lender.

Section 2.11 Borrower to Pay the Note on any Default in Payment; Application of Moneys by Lender. If default shall be made in the payment of any amount due under this Mortgage, the Note, the Loan Documents or the Other Indebtedness Instruments, then, at the option of Lender, the Borrower will pay to the Lender the whole amount due and payable under the Note and under all Other Indebtedness Instruments; and in case the Borrower shall fail to pay the same forthwith the Lender shall be entitled to sue for and to recover judgment for the whole amount so due and unpaid together with costs, which shall include the reasonable compensation, expenses and disbursements of the Lender’s agents and attorney.

Section 2.12 Delay or Omission No Waiver. No delay or omission of the Lender or any holder of the Note to exercise any right, power or remedy accruing upon any default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein; and every right, power and remedy given by the Note, this Mortgage, the Loan Documents, or by the Other Indebtedness Instruments to the Lender may be exercised from time to time to time and as often as may be deemed expedient by the Lender.

Section 2.13 No Waiver of One Default to Affect Another. No waiver of any default hereunder, under the Loan Documents, or under the Other Indebtedness Instruments shall extend to or shall affect any subsequent or any other then existing default or shall impair any rights, powers or remedies consequent thereon.

If the Lender (a) grants forbearance or an extension of time for the payment of any indebtedness secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted herein, in the Note, in the Loan Documents, or in the Other Indebtedness Instruments; (d) releases any part of the Mortgaged Property from this Mortgage or otherwise changes any of the terms of this Mortgage, the Note, the Loan Documents or the Other Indebtedness Instruments; (e) consents to the filing of any map, plat, or replat of or consents to the granting of any easement on, all or any part of the Mortgaged Property; or (f) makes or consents to any agreement subordinating the priority of this Mortgage, any such act or omission shall not release, discharge, modify, change, or affect the original liability under this Mortgage, the Note, the Loan Documents, or the Other Indebtedness Instruments of the Borrower or any subsequent purchaser of the Mortgaged Property or any part thereof, or any

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maker, co-signer, endorser, surety or guarantor; nor shall any such act or omission preclude the Lender from exercising any right, power or privilege herein granted or intended to be granted in the event of any other default then made or of any subsequent default, nor, except as otherwise expressly provided in an instrument or instruments executed by the Lender shall the provisions of this Mortgage be altered thereby. In the event of the sale or transfer by the operation of law or otherwise of all or any part of the Mortgaged Property, the Lender without notice to any person, corporation or other entity (except notice shall be given to Borrower and Mortgagor so long as Borrower and Mortgagor remains liable under the Note, this Mortgage or the Loan Documents) is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, or of the Loan Documents, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

Section 2.14 Discontinuance of Proceedings--Positions of Parties, Restored. In case Lender shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Lender, then and in every such case the Borrower, the Mortgagor and the Lender shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Lender shall continue as if no such proceeding had been taken.

Section 2.15 Remedies Cumulative. No right, power, or remedy conferred upon or reserved to the Lender by this Mortgage is intended to be exclusive of any other right, power, or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder, or under the Note, the Loan Documents, the Other Indebtedness Instruments or now or hereafter existing at law or in equity or by statute.

Section 2.16 Suretyship Waivers by Debtor. Except as otherwise provided in this Mortgage and Security Agreement, the Note, the Loan Agreement or any other Loan Document, Mortgagor waives demand, notice, protest, notice of acceptance of this Mortgage and Security Agreement, notice of loans made, credit extended, received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the indebtedness secured hereby and the Mortgaged Property, Mortgagor hereby consents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon, and to the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Lender may deem advisable. Except for the duty of prudent care with respect to Mortgaged Property in its actual possession, Lender shall have no duty as to the collection or protection of Mortgaged Property or any income, dividends or interest therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto.

Section 2.17 Marshalling. Lender shall not be required to marshal any present or future collateral security (including but not limited to any Mortgaged Property) for, or other assurances

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as payment of, the indebtedness secured hereby or any of it or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, Mortgagor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Lender’s rights and remedies under this Mortgage and Security Agreement or under any other instrument creating or evidencing any of such indebtedness or under which any of such indebtedness is outstanding whereby which any of such indebtedness is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Mortgagor hereby irrevocably waives the benefits of all such laws.

ARTICLE III

Section 3.1 Heirs, Successors and Assigns Included in Parties. Wherever in this Mortgage one of the parties hereto is named or referred to, the heirs, administrators, executors, successors and assigns of such party shall be included, and all covenants and agreements contained in this Mortgage by or on behalf of the Mortgagor or by or on behalf of Lender shall bind and inure to the benefit of their respective heirs, administrators, executors, successors and assigns, whether so expressed or not.

Section 3.2 Headings. The headings of the articles, sections, paragraphs and subdivisions of this Mortgage are for convenience of reference only, are not to be considered a part hereof, and shall not limit otherwise affect any of the terms hereof.

Section 3.3 Gender. Whenever the contest so requires, the masculine includes the feminine and neuter, and the singular includes the plural, and vice versa.

Section 3.4 Invalid Provisions to Affect No Others. In case any one or more of the covenants, agreements, terms or provisions contained in this Mortgage, in the Note, in the Loan Documents, or in the Other Indebtedness Instruments shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein, and in the Note, the Loan Documents and the Other Indebtedness Instruments shall be in no way affected, prejudiced or disturbed thereby.

Section 3.5 Grant of Security Interest.

(a)     Security Interest. Mortgagor (the “debtor” for purposes of the Uniform Commercial Code), in consideration of the Lender’s (the “secured party” for purposes of the Uniform Commercial Code) making the Loan as aforesaid and for other good and valuable consideration, and to secure the prompt payment of same, with interest thereon, and any extensions, renewals, modifications, and refinancings of same, and any charges herein incurred by Lender on account of Borrower with respect to the Loan or Mortgagor, including, but not limited to attorneys’ fees, and any and all Other Indebtedness, and further to secure the performance of the covenants, conditions, and agreements herein set forth and in the Note and the other Loan Documents, and the Other Indebtedness Instruments, does hereby grant to Lender title to and a security interest in such portions of the Mortgaged Property the security interest in

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and disposition of which is governed by the Uniform Commercial Code (the “Collateral”), including, without limitation, the property described in the Financing Statements recorded, approved , or authorized in connection herewith which are incorporated herein by reference as if set forth fully and at length.

(b)     Definitions. All terms used herein which are defined in the Alabama Uniform Commercial Code (the “Uniform Commercial Code”) shall have the same meaning herein as in the Uniform Commercial Code unless otherwise indicated herein.

(c)     Financing Statements. Mortgagor warrants to Lender that no financing statement covering any Collateral or any proceeds thereof is on file in any public office, except for financing statements specifically set forth on an addendum attached hereto, if any, and except for the financing statements recorded, authorized or approved by Mortgagor in favor of Lender. The Mortgagor hereby specifically authorizes the Lender to prepare and to file financing statements covering the Collateral in form satisfactory to the Lender, and will pay the cost of filing the same, in all public offices wherever filing is deemed by the Lender to be necessary or desirable. The Mortgagor promises to pay to the Lender the fees incurred in filing the financing statements, including but not limited to mortgage recording taxes payable in connection with filings on fixtures, which fees shall become part of the indebtedness secured hereby.

(d)     Rights of a Secured Party. Upon the occurrence of an Event of Default, the Lender, in addition to any and all remedies it may have or exercise under this Mortgage, the Note, the Loan Documents, the Other Indebtedness Instruments or under applicable law, may immediately and without demand, exercise any and all of the rights of a secured party upon default under the Uniform Commercial Code or other applicable law, all of which shall be cumulative. Such rights shall include, without limitation:

(i)     The right to take possession of the Collateral without judicial process and to enter upon any premises where the Collateral may be located for the purposes of taking possession of, securing, removing, and/or disposing of the Collateral without interference from Mortgagor and without any liability for rent, storage, utilities or other sums;

(ii)     The right to sell, lease, or otherwise dispose of any or all of the Collateral, whether in its then condition or after further processing or preparation, at public or private sale; and unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give to Borrower and Mortgagor at least ten (10) days’ prior notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition of the Collateral is to be made, all of which Borrower and Mortgagor agree shall be reasonable notice of any sale or disposition of the Collateral;

(iii)     The right to require Mortgagor, upon request of Lender, to assemble and make the Collateral available to Lender at a place reasonably convenient to Borrower and Lender; and

(iv)     The right to notify account debtors, and demand and receive payment therefrom.

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To effectuate the rights and remedies of Lender upon default, Mortgagor does hereby irrevocably appoint Lender attorney-in-fact for Mortgagor, with full power of substitution to sign, execute, and deliver any and all instruments and documents and do all acts and things to the same extent as Mortgagor could do, and to sell, assign, and transfer any Collateral to Lender or any other party.

Section 3.6 Further Warranties. Mortgagor represents and warrants to Mortgagee as follows:

(a)     This Mortgage and Security Agreement constitutes the valid, binding and enforceable obligations of Mortgagor and does not violate or contravene any law, order, decree, rule or regulation to which Mortgagor is subject.

(b)     The Mortgaged Property and the intended use thereof by Mortgagor comply with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, health and environmental laws and regulations, and laws and regulations relating to persons with disabilities or handicaps and all other ordinances, orders or requirements issued by any state, federal, county or municipal authorities having or claiming jurisdiction over any of the Mortgaged Property. The Mortgaged Property does not require any rights over, or restrictions against, any other property in order to comply with any of the aforesaid governmental ordinances, orders or requirements except such as are described in Exhibit “A” hereto.

(c)     The Land and the Improvements consist of four separate tax parcels for purposes of ad valorem taxation.

(d)     All utility services necessary and sufficient for the full use occupancy, operation and disposition of the Mortgaged Property for its intended purposes (including water, storm sewer, sanitary sewer, gas, electric, cable and telephone facilities) are or will be available thereto through public rights of way or perpetual private easements approved by Mortgagee.

(e)     All streets, roads, highways, bridges and waterways necessary for access to and full use occupancy, operation and disposition of the Mortgaged Property will be completed, will be dedicated to and accepted by the appropriate municipal authority and will be open and available to the Mortgaged Property without further condition or cost to Mortgagor. Any and all easements benefiting the Mortgaged Property are included in the description of the Land in Exhibit “A” hereto.

(f)     There are no judicial, administrative, mediation or arbitration actions, suits or proceedings pending, or, to the best knowledge of Mortgagor, threatened against, Mortgagor or any of the Mortgaged Property which, if adversely determined, would materially impair the Mortgaged Property or Mortgagor’s ability to perform its agreements hereunder.

(g)     The Mortgaged Property is free from delinquent water charges, sewer rents, taxes and other assessments.

(h)     As of the date hereof, the Improvements are free from unrepaired damage caused by fire, flood, accident or other casualty.

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(i)     As of the date hereof, no part of the Mortgaged Property has been taken in condemnation, eminent domain or similar proceedings nor is any such proceeding pending or, to Mortgagor’s knowledge, threatened or contemplated.

(j)     Mortgagor possesses all franchises, trade names, licenses and permits adequate for the conduct of any business it now conducts.

(k)     There are no security agreements or financing statements affecting any of the Mortgaged Property other than those in favor of Mortgagee and any disclosed in writing by Mortgagor to Mortgagee prior to the date hereof.

(l)     No leases affecting the Land or Improvements exist as of the date hereof except ones which were previously disclosed to Mortgagee in writing and which are subordinate to this Mortgage.

(m)     Any credit secured hereby will be used exclusively for business, commercial or agricultural purposes.

Section 3.7 Conflict in Loan Documents. In the event of conflict in the terms of any provision in this Mortgage, the Note, the Loan Documents, or the Other Indebtedness Instruments, the terms of the provision most favorable to the Lender shall apply.

Section 3.8 Instrument Under Seal. This Mortgage is given under the seal of all parties hereto, and it is intended that this Mortgage is and shall constitute and have the effect of a sealed instrument according to law.

Section 3.9 Addresses and Other Information. The following information is provided in order that this Mortgage shall comply with the requirements of the Uniform Commercial Code, as enacted in the State of Alabama, for instruments to be filed as financing statements.

(a)	Name of Mortgagor (Debtor):	Ark Gulf Shores Real Estate, LLC and Ark Causeway Real Estate, LLC

	Address of Borrower:	85 Fifth Avenue New York, New York 10003-3019

(b)	Name of Lender (Secured Party)	Bank Hapoalim B.M.
	Address of Lender:	1177 Avenue of the Americas New York, New York 10036-2790 Attn: General Counsel

(c)	Record Owner of Real Estate described in Exhibit A hereto:	Ark Gulf Shores Real Estate, LLC and Ark Causeway Real Estate, LLC

Section 3.10 No Homestead. Mortgagor represents and warrants that the Mortgaged Property does not constitute the homestead of the Mortgagor or the Mortgagor’s spouse.

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Section 3.11 Adjustable Rate of Interest. Borrower understands and agrees that the interest rate on the indebtedness secured hereby may fluctuate or change as provided in the Note.

Section 3.12 Interpretation of “Mortgagor” and “Note”. As used herein, the term “Mortgagor” shall mean both entities included within Mortgagor, each of those entities, either of those entities or either or both of those entities, whichever construction maximizes Mortgagee’s rights and benefits hereunder and Mortgagor’s obligations and duties hereunder. As used herein, the term “the Note” shall mean both of the promissory notes included within that term, each of those promissory notes, either of those promissory notes or either or both of those promissory notes, whichever construction maximizes Mortgagee’s rights and benefits hereunder and Mortgagor’s obligations and duties hereunder.

Section 3.13 Responsibilities of Mortgagor. In the interests of efficiency and economy, Mortgagor and Mortgagee have agreed to create a single mortgage instrument covering all of the Land described in Exhibits A-1 and A-2 hereto (and related Mortgaged Property), even though each entity included within the term “Mortgagor” only owns such portion of the Land as is described in whichever of those Exhibits bears that entity’s name. Accordingly, it is understood that each such entity shall be liable and responsible for, but only for, those covenants and warranties contained herein that relate to the Land (and/or the Mortgaged Property) insofar as such covenants and warranties relate to such portion of the Land (and/or related Mortgaged Property) as is described in whichever of Exhibits A-1 and A-2 bears that entity’s name.

Section 3.14 Governing Law. This Mortgage and the rights and obligations of the parties hereunder and thereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to New York’s principles of conflicts of law), except to the extent (a) of procedural and substantive matters relating only to the creation, attachment, perfection, foreclosure and enforcement of rights and remedies against the Mortgaged Property, which matters shall be governed by the laws of the State of Alabama, and (b) that the laws of the United States of America and any rules, regulations, or orders issued or promulgated thereunder, applicable to Mortgagee, otherwise permits a higher rate of interest than New York law, or preempt New York law, in which event such federal law shall control.

Section 3.15 Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THE LOAN DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION WITH THE NOTE OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THE LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY’S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN

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CONTRACT, TORT OR OTHERWISE. BORROWER AGREES THAT LENDER MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE, KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF BORROWER TO WAIVE RIGHT TO TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWER AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

IN WITNESS WHEREOF, Mortgagor has caused this instrument to be executed and effective as of the day and year first above written.

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MORTGAGOR (Mortgagor, Debtor):

ARK GULF SHORES REAL ESTATE, LLC

BY:	ARK RESTAURANTS CORP., a New York corporation, its sole member

	By:	/s/ Robert J. Stewart
Name: Robert J. Stewart
Title: President

STATE OF ALABAMA     )

COUNTY OF MOBILE     )

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Robert J. Stewart whose name as the President of Ark Restaurants Corp., a New York corporation, as the sole member of Ark Gulf Shores Real Estate, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand this 30th day of November, 2016.

/s/ Tennille Morris
Notary Public
My Commission Expires: June 21, 2020
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MORTGAGOR (Mortgagor, Debtor):

ARK CAUSEWAY REAL ESTATE, LLC

BY:	ARK RESTAURANTS CORP., a New York corporation, its sole member

	By:	/s/ Robert J. Stewart
Name: Robert J. Stewart
Title: President

STATE OF ALABAMA     )

COUNTY OF MOBILE     )

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Robert J. Stewart whose name as the President of Ark Restaurants Corp., a New York corporation, as the sole member of Ark Causeway Real Estate, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand this 30th day of November, 2016.

/s/ Tennille Morris
Notary Public
My Commission Expires: June 21, 2020
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EXHIBIT A-1

DESCRIPTION OF REAL PROPERTY

Ark Gulf Shores Real Estate, LLC

Gulf Shores Land:

Tract 1:

Lot 3, Block G, Unit 1, Gulf Shores, Alabama, according to plat thereof recorded in the Probate Office of Baldwin County, Alabama, in Map Book 1, at Page 148.

Tract 2:

Lots 1 and 2, Block G, Unit 1 of Gulf Shores, Alabama, according to map or plat thereof, recorded in Map Book 1, Page 148 and Map Book 3, Page 57 in the Office of the Judge of Probate of Baldwin County, Alabama.

Tract 3:

PARCEL I:

Lots 1 and 2 of Block 1 of Unit 7, Gulf Shores, Alabama, according to the map or plat thereof recorded in Map Book 4, page 244 of the records in the office of the Judge of Probate, Baldwin County, Alabama.

PARCEL II:

Beginning at the southeast corner of Lot 1, Block 1, Unit Seven, of Gulf Shores, Alabama, according to Plat thereof recorded in Map Book 4, page 244, of the records in the office of the Judge of Probate of Baldwin County, Alabama, run thence North 71 degrees 00 minutes East 242.72 feat, along the North line of the Windmill Ridge Road right of way to a point where said right of way intersects with the West line of Alabama Highway No. 59 right of way, run thence North 7 degrees 45 minutes East, 222.0 feet, more or less, along said West line of Alabama Highway No. 59, to the South margin of an existing Lake channel, run thence Northwestwardly and Southwestwardly along and with the meanders of the said Lake Channel, to a point where it intersects the East line of Lot 1, Block 1, Unit 7, of Gulf Shores, Alabama, run thence South 19 degrees 00 minutes East, 56.0 feet, more or less, to the point of beginning, being all property, including present building thereon, situated between windmill Ridge Road on the South side, Alabama Highway 59, on the East side and the lake channel on the North and West side, also the East line of Lot No. 1 Block 1, Unit 7, Gulf Shores, Alabama, on the West side of the property.

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EXHIBIT A-2

DESCRIPTION OF REAL PROPERTY

Ark Causeway Real Estate, LLC

Spanish Fort Land:

Commencing at the intersection of the centerline of the Apalachee River Bridge causeway pavement (U. S. Highway 90) with the West end of the main slab of the Bridge over the West fork of the Apalachee River, as said bridge and pavement were located on November 17, 1950, and run Westward along the centerline of said pavement 1,250.0 feet to a point; thence run North 10 degrees 55 minutes East, 150.0 feet to a concrete monument on the North line of said causeway right of way for the point of beginning; thence run North 79 degrees 05 minutes West, 399.95 feet along. said North right of way to a concrete monument; thence run North 10 degrees 55 minutes East, 360.0 feet to a capped steel rod; thence continue North 10 degrees 55 minutes East, 20,0 feet, more or less, to a point on the South margin of Pass near, thence run Eastward along said South margin of Paso Picar 470.0 feet, more or less to a point; thence run South 10 degrees 55 minutes West, 15.0 feet, more or less to a capped steel, rod (Fairhope Title & Survey); thence continue South 10 degrees 55 minutes West, 403.96 feet to the point of beginning; Containing 3.70 acres, more or less. Being the same property acquired by Joseph C. Bonner and Chad Bonner in that Warranty Deed recorded in Instrument Number 524247.

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